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                                                                    EXHIBIT 10.2


                                 FIRST AMENDMENT
                                     TO THE
                 WOLVERINE TUBE, INC. 2003 EQUITY INCENTIVE PLAN


         This FIRST AMENDMENT to the Wolverine Tube, Inc. 2003 Equity Incentive Plan (the "Plan") is adopted and approved by the Board of Directors (the "Board") of Wolverine Tube, Inc. (the "Company") as of the 24th day of July, 2003.

         WHEREAS, the Company has previously adopted the Plan; and

         WHEREAS, pursuant to Section 15 of the Plan, the Board is authorized to amend the Plan, and, in accordance therewith, the Board desires to amend the Plan effective as of the date hereof.

         NOW, THEREFORE, the Plan is hereby amended as follows:

         1. The first sentence of Section 3(a) of the Plan is hereby deleted in its entirety and replaced with the following:

                  "Subject to adjustment as provided in Section 14 of this Plan, the number of shares of Common Stock that may be issued or transferred under the Plan shall not exceed 850,000 shares; provided, however, that no more than 250,000 of such shares may be issued or transferred under the Plan in the form of Awards other than Options or Stock Appreciation Rights."

         2. The first sentence of Section 3(c) of the Plan up to but not including subsections (i) through (iv) thereof, which subsections shall remain, is hereby deleted in its entirety and replaced with the following:

                  "Subject to the aggregate limits provided in subsection (a) of this Section 3 and subject to adjustment as provided in
                  Section 14 of this Plan, no Participant shall be granted during any one calendar year:"

         3. The remaining provisions of the Plan are hereby ratified and confirmed.


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         IN WITNESS WHEREOF, and to evidence the adoption and approval of the foregoing First Amendment by the Board, the Company has caused this First Amendment to be duly executed in its name and behalf by its proper officer thereunto duly authorized as of the date first above written.



                                         WOLVERINE TUBE, INC.

                                         /s/ Johann R. Manning, Jr.
                                         By: Johann R. Manning, Jr.
                                         Its: Senior V.P., Fabricated Products
                                         and General Counsel